UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2014
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AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
Address of principal executive offices: 5200 Great America Parkway, Santa Clara, CA 95054
Registrant’s telephone number, including area code: 408-567-7000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01.	Regulation FD Disclosure.
Aviat Networks, Inc. (the “Company”) has determined that it will not be able to file its Annual Report on Form 10-K for its fiscal year ended June 27, 2014 (the “Form 10-K”) within the 15-day extension period permitted under the rules of the Securities and Exchange Commission. The Company remains in the process of compiling additional information and completing review procedures necessary to complete its fiscal year and fourth fiscal quarter closing, including the reconciliation of certain intercompany accounts. To help facilitate this work, the Audit Committee has retained forensic accountants. In addition, the Company is still completing the testing procedures required for Sarbanes-Oxley Act attestation. The Company is working to complete its work and finalize the Form 10-K as expeditiously as possible.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: September 25, 2014	By:	/s/ Michael Pangia
		Name:	Michael Pangia
		Title:	President and Chief Executive Officer